[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Exhibit 10.36
Partial Assignment of the Amended and Restated License and Supply Agreement
     This Partial Assignment Agreement (the “Partial Assignment”) is made and entered into this 7th day of September, 2006 (the “Assignment Effective Date”), amongst GTx, Inc., a corporation existing under the laws of the State of Delaware and having its principal offices at 3 North Dunlap Avenue, Van Vleet Building, Memphis, Tennessee 38163, USA (“GTx”), Orion Corporation, a corporation existing under the laws of Finland and having its principal office at Orionintie 1, 02200 Espoo, Finland (“Orion”), and Ipsen Limited, a company organized under the laws of England and having its principal offices at 190 Bath Road, Slough SL1 3XE, United Kingdom, (“Ipsen”). GTx, Orion, and Ipsen may hereinafter be referred to individually as a “Party,” or collectively as the “Parties.”
     Whereas, GTx and Orion have entered into the Amended and Restated License and Supply Agreement dated the 1st day of January, 2005, which has been further amended on May 26, 2006 and June 30, 2006 (collectively, hereinafter referred to as the “Orion Agreement”) pertaining to the license and supply of Toremifene based products;
     WHEREAS, GTx and Ipsen have entered into a Collaboration and Licensing Agreement, dated as of September 7, 2006 (the “Sublicense Agreement”), whereby GTx has sublicensed to Ipsen rights to develop and commercialize Toremifene based products in the European Territory (as hereinafter defined);
     Whereas, GTx desires to assign to its European partner, Ipsen, certain supply rights and obligations under the Orion Agreement solely as necessary to allow Orion to supply Ipsen with Toremifene based products for sale in the European Territory;
     Whereas, Orion wishes to consent to this partial assignment and to release GTx from any obligations with respect to the rights assigned to, and obligations assumed by, Ipsen hereunder; and
     Whereas, the Parties wish that all other terms and conditions of the Agreement shall remain unchanged and shall be retained in full force and effect unless specifically agreed otherwise herein.
     Now, therefore, in consideration of the promises and the mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.

     1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Orion Agreement.
          (a) As used herein, the term “European Territory” shall mean the European Union (as defined in Section 1.9 of the Orion Agreement), Switzerland, Norway, Iceland and Lichtenstein and the Commonwealth of Independent States (which for purposes hereof means Russia, Belarus, Ukraine, Moldova, Kazakhstan, Azerbaijan, Armenia, Kyrgyzstan, Uzbekistan, Tajikistan and Georgia).
          (b) As used herein, the term “GTx Territory” shall mean the United States and all other parts of the world, except the European Territory.
     2. CONDITIONAL EFFECTIVENESS OF PARTIAL ASSIGNMENT. The effectiveness of this Partial Assignment shall be conditioned on Ipsen and GTx fully executing the Sublicense Agreement.
     3. Partial Assignment of Supply Rights and Obligations.
          (a) Applicable Territory: This Partial Assignment is being executed by the Parties for the purpose of GTx assigning to Ipsen certain rights and obligations under the Orion License for the ordering, supply and payment of Orion Products within the European Territory, as such rights and obligations are amended in accordance with Appendix 1. The specific rights and obligations assigned to Ipsen, as hereby amended, pertain only to the European Territory and, unless expressly set forth to the contrary in this Assignment or Appendix 1 hereto, any provisions of the Orion Agreement which are assigned to Ipsen by GTx shall continue to apply to GTx to define its rights and obligations within the GTx Territory without regard to the amendments to such provisions set forth in Appendix 1. If Ipsen shall not file its Election for the PIN Indication or if the Sublicense Agreement is terminated pursuant to Sections 12.2(c)(ii), 12.3 and 12.4 of the Sublicense Agreement, then the Parties agree that the amendments to the Orion License set forth in Appendix 1 shall continue to apply to the Orion Products to be developed and commercialized by GTx within the European Territory.
          (b) With respect to the European Territory and with effect from the Effective Date, GTx assigns, transfers, conveys and delivers to Ipsen that portion of GTx’s rights and obligations to those sections of the Orion Agreement listed in Appendix 1 of this Partial Assignment, as amended in accordance with the amendments specified in Appendix 1(the “Assigned Ipsen Supply Terms”), so that a new agreement is entered into between Ipsen and Orion under which Ipsen and Orion will perform the obligations contained in the Assigned Ipsen Supply Terms and be entitled to the rights contained in such Assigned Ipsen Supply Rights (the “Assigned Supply Agreement”).
          (c) Orion hereby consents to the assignment by GTx to Ipsen of the Assigned Ipsen Supply Terms. Orion will, with effect from the Effective Date, observe and perform in favour of Ipsen all liabilities and obligations set out in the Assigned Supply Agreement to the same extent as if Ipsen had been an original party to the Orion Agreement in relation to the Assigned Ipsen Supply Terms, each as arise or fall to be performed on and following the Effective Date.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.

          (d) GTx shall remain jointly and severally liable with Ipsen towards Orion as regards the payment due by Ipsen in accordance with Section 14.4.2 of the Orion Agreement, as assigned to Ipsen pursuant to Appendix 1 of this Partial Assignment. Ipsen agrees to hold harmless and indemnify GTx for any such payment owing to Orion and agrees to pay within thirty (30) days of GTx’s written notice thereof any amounts which GTx shall have to pay to Orion for Ipsen on account of GTx’s joint and several liability hereunder, with interest thereon at the rate of interest set forth in Section 3.8 of the Sublicense Agreement.
          (e) Any terms and conditions relating to the Fareston Product under Articles 14, 15, 17, 18 and 19 of the Orion Agreement (including any cross-referenced provisions that may be logically applicable by reference or incorporation in such Articles) shall not be assigned or otherwise applicable to Ipsen. For clarity, GTx shall continue to be bound to any such provisions relating to Fareston Product, to the extent such provisions remain in effect and such obligations have not already been fully performed by GTx.
     4. PRODUCT DEVELOPMENT AND REGISTRATION. Orion agrees to extend to Ipsen as a GTX Unaffiliated Sublicensee those rights it extends to GTx under Section 7 of the Orion Agreement to assist Ipsen in its Development and regulatory activities within the European Territory, but only to the extent set forth in such Section 7 and further only to the extent such assistance has not previously provided to GTx under the Orion Agreement. The Parties acknowledge that unless Ipsen shall file its Election for the PIN Indication (as such terms are defined in the Sublicense Agreement) within the time period set forth in the Sublicense Agreement, GTx may again assume all rights and obligations in and to the 20 mg Toremifene tablet for the PIN Indication, and this Partial Assignment shall become null and void as to Ipsen with regards to the supply of the 20mg Toremifene tablet.
     5. Ipsen’s Obligations Under the Assigned Ipsen Supply Terms. With effect as from the Effective Date, Ipsen agrees to assume, perform and be obligated with respect to all of the rights and obligations under the Assigned Ipsen Supply Terms within the European Territory.
     6. Confidentiality. Confidentiality and non-use obligations between Orion and GTx are specified in the Orion Agreement, between Gtx and Ipsen in the Sublicense Agreement and between Orion and Ipsen in Appendix 1 of this Assigned Supply Agreement. Orion, GTx and Ipsen understand and agree that relating to this Partial Assignment the Parties may need to exchange information which is confidential and/or proprietary to a Party, including without limitation the terms and conditions of the Partial Assignment. Such confidential information so disclosed shall be disclosed under and subject to the terms and conditions of the aforementioned agreements and shall be kept secret and confidential as defined in those agreements.
     7. Reservation of Rights in the GTx Territory. Notwithstanding anything to the contrary set forth herein, GTx reserves all rights under the Orion Agreement with respect to ordering, supply, and payment of Orion Product for sale by or on behalf of GTx of Product in the Field (but excluding the Orion Field) in the GTx Territory.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.

     8. Consent and Partial Assignment; Release of GTx. Subject to Article 3(d) of this Partial Assignment, Orion hereby consents to the foregoing Partial Assignment and releases GTx from any obligations under the Orion Agreement in respect of the Assigned Ipsen Supply Terms as from the Effective Date.
     9. Effect on Orion Agreement. Except as expressly modified hereby, the Orion Agreement shall remain in full force and effect between GTx and Orion, and nothing in this Partial Assignment is intended to impair or alter any other rights, obligations, or remedies of GTx and/or Orion, respectively, under the Orion Agreement. Any future amendments or waivers under the Orion Agreement that pertain to the Assigned Ipsen Supply Terms shall require the written agreement of Ipsen, and Orion provided that no amendment or waiver shall adversely affect any rights of GTx under the Orion Agreement without having first obtained GTx’s prior written consent. Ipsen agrees to provide GTx with prompt written notice of any amendment or waiver of the Orion Agreement entered into between Ipsen and Orion which do not otherwise require GTx’s prior written consent, as set forth in the preceding sentence. Orion and GTx agree that Ipsen shall have no liability or responsibility for any acts, omissions or failures of performance by Orion and GTx under the Orion Agreement.
     10. Term of the Assigned Supply Agreement.
          (a) Term of the Assigned Supply Agreement. The Assigned Supply Agreement shall enter into force on the Effective Date and shall expire on a country by country basis until the later of (a) the date of expiration or invalidation of the last to expire or to be invalidated of the GTx Patent Rights (as defined in the Orion Agreement) or (b) the expiration or termination of the last to expire of the marketing or regulatory exclusivity granted by the European Medicines Agency or other equivalent regulatory authority for the Product (as defined in the Orion Agreement) or (c) earlier terminated in accordance with this Section. The Assigned Supply Agreement may be terminated as follows:
               (i) Under the terms and conditions set forth in Section 14.9 of the Orion License, as amended and assigned to Ipsen pursuant to Appendix 1 of this Agreement;
               (ii) Under the terms and conditions set forth in Section 16.1 of the Orion Agreement, as amended and assigned to Ipsen pursuant to Appendix 1 of this Agreement;
               (iii) Under the terms and conditions set for in Sections 21.2.1, 21.2.2 and 21.3 of the Orion Agreement, as amended and assigned to Ipsen pursuant to Appendix 1 of this Agreement;
               (iv) In case of material breach of the Partial Assignment;
               (v) In case of termination of the Orion Agreement, the Sublicense Agreement and/or the Partial Assignment, except in the event GTx shall again acquire rights to the Orion Products, as stated in the last sentence of Section 3(a) hereof, the Assigned Supply Agreement will continue to apply to the Orion Products to be developed and commercialized by GTx within the European Territory.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.

          (b) Effect of Termination of the Assigned Supply Agreement. This Partial Assignment is automatically terminated and all Assigned Ipsen Supply Terms as amended and assigned pursuant to Appendix1 shall automatically revert back to GTx and the terms and conditions as set forth in Section 21.5 of the Orion Agreement as amended and assigned to Ipsen pursuant to Appendix 1 shall apply.
          (c) Amendments to the Assigned Supply Agreement. Any amendment to the Assigned Supply Agreement shall be agreed in writing between Ipsen and Orion. Subject to Section 9 of this Assignment, such amendment shall be communicated for information purposes to GTx by Ipsen.
     11. OTHER AGREEMENTS
     Orion and Ipsen (and GTx, for purposes of (b) and (c) hereof) hereby agree to use their commercially reasonable endeavors to negotiate in good faith and under commercially reasonable terms:
          (a) [ * ];
          (b) a quality agreement (the “Quality Agreement”), as provided for in Section 15.2 of the Orion Agreement, as amended and assigned to Ipsen pursuant to Appendix 1 to this Agreement;
          (c) a safety data exchange agreement, as provided for in Section 19 of the Orion Agreement, as amended and assigned to Ipsen pursuant to Appendix 1 to this Agreement.
     12. GENERAL
          (a) Assignment. Neither Party may assign this Partial Assignment or any of its rights hereunder, nor delegate any of its duties or obligations hereunder, to any Third Party without the prior written consent of the other Party, except (i) to an Affiliate in accordance with the terms of this Partial Assignment, in which case notification thereof shall be provided to the other Party prior to such assignment to an Affiliate, or (ii) in connection with a merger, consolidation or similar reorganization. For clarity, this Partial Assignment shall survive any such merger, consolidation or reorganization of either Party with or into, another party and no consent for such merger, consolidation or reorganization shall be needed. Neither Party shall unreasonably withhold its consent (which shall be provided promptly after a request is made) to any contemplated assignment if such contemplated assignment is in connection with the sale by either Party of all or substantially all of its assets to a Third Party. Any assignment of this Partial Assignment to an Affiliate of the assigning Party shall not relieve the assigning Party of its responsibilities and obligations hereunder.
          (b) Severability. In case one or more of the provisions contained in this Partial Assignment shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Partial Assignment, but this Partial Assignment shall be construed by limiting such invalid, illegal or

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.

unenforceable provision, if such is not possible, by deleting such provision from this Partial Assignment.
          (c) Governing law and Dispute Resolution. The Partial Assignment, including the validity, construction, interpretation and performance thereof, shall be governed entirely by the laws of Sweden. It is the specific intent and agreement of the Parties that the United Nations Convention on the International Sale of Goods shall not apply to this Agreement.
Any disputes (excluding any dispute, controversy or claim arising out of or relating to the validity, enforceability, scope or infringement of patent or trademark rights) arising in connection with this Partial Assignment shall be finally settled by binding arbitration under the Rules of the Arbitration Institute of the Stockholm Chamber of Commerce, Stockholm, Sweden in accordance with said Rules then in effect with proceedings to be held in Stockholm, Sweden in the English language. Reasonable submission of evidence shall be permitted in any such proceeding to the extent permitted under and consistent with such Rules. Judgment upon any award rendered by the arbitrator(s) in such proceedings may be issued and enforced by any court having competent jurisdiction. Any disputes arising out of or relating to the validity, enforceability, scope or infringement of patent or trademark rights shall be submitted for resolution by a court of competent jurisdiction.
          (d) Execution. This Partial Assignment shall be executed by the Parties in three (3) original counterparts, one (1) original counterpart being retained by each Party and either of which shall be deemed sufficient to prove the existence and terms and conditions hereof. This Agreement may be executed by the Parties by the exchange of facsimile signature pages, with signed original counterparts of the Partial Assignment to be exchanged by the Parties promptly thereafter.
(SIGNATURE PAGE FOLLOWS)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.

     In Witness Whereof, GTx, Ipsen and Orion have caused this Partial Assignment to be executed and effective as of the Assignment Effective Date.

GTx, Inc.		Ipsen Limited

By:	/s/ Mitchell Steiner	By:	/s/ Alistair Stokes
Mitchell Steiner, M.D.
Title:	Vice-Chairman and CEO GTx, Inc.	Name:	Alistair Stokes

		Title:	Director and Chief Executive Officer
By:	/s/ Marc Hanover

Marc Hanover
Title:	President and COO GTx, Inc.

Orion Corporation
ORION PHARMA
By:	/s/ Timo Lappalainen
Name:	Timo Lappalainen

Title:	Senior Vice President

By:	/s/ Hannu Wennonen

Name:	Hannu Wennonen

Title:	Director

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.

ASSIGNED TERMS AND RELATED AMENDMENTS
Any reference to a Section shall be construed as a reference to a Section of the Orion Agreement as amended and assigned to Ipsen pursuant to this Appendix 1. If there is a reference herein to any Section of the Orion Agreement which is not otherwise hereby amended, then in those such Sections any reference to GTx shall be construed to apply to Ipsen.

Section	Terms and amendments
Definitions	[ * ]
2.1.2 Manufacturing Rights Reserved	[ * ]
7.1.2 (b) Orion Activities	[ * ]
8.1 Confidentiality Obligation	[ * ]
8.2 Permitted Disclosure	[ * ]
8.3 Confidential information	[ * ]
8.4 Duration of Confidentiality Obligation	[ * ]
8.5 Publicity and Announcements	[ * ]
14.1.1 Product Supply	[ * ]

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8.

Section	Terms and amendments
14.1.2 Product Delivery	[ * ]
14.1.3 Product Shipping Instructions	[ * ]
14.2 Orion Affiliates and Subcontractors	[ * ]
14.3.1 Rolling Forecasts	[ * ]
14.3.2 Excess quantities	[ * ]
14.3.3 Minimum Quantities	[ * ]
14.4.1 Commercial Pricing Formula	[ * ]
14.4.2 Invoicing and Payment	[ * ]
14.4.3 Price Changes	[ * ]
14.5 Resale Prices	[ * ]
14.6.1 Product Supply for Testing and Registration	[ * ]
14.6.2 Supply of Toremifene	[ * ]
14.7 Agreement Terms Govern	[ * ]
14.9 Termination of Product Supply	[ * ]
15.1 Product Warranties and Limitations	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.

Section	Terms and amendments
15.2 Certificate of Analysis	[ * ]
15.3.1 Ipsen Inspection and Analysis	[ * ]
15.3.2 Orion Response	[ * ]
15.4 Product storage	[ * ]
15.5.1 Labeling	[ * ]
15.6.1 Orion Indemnification	[ * ]
15.6.2 Ipsen Indemnification	[ * ]
15.7 Conditions for Indemnification	[ * ]
15.8 Liability Insurance	[ * ]
[ * ]
[ * ]
16.1 Inability to Manufacture or supply	[ * ]
16.2 Back-up manufacturing right	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.

Section	Terms and amendments
16.3 Maintenance of inventory	[ * ]
17.1 Regulatory inspections	[ * ]
17.2 Orion-initiated manufacturing changes	[ * ]
17.3.1 Ipsen request for manufacturing changes	[ * ]
17.3.2 Required manufacturing changes	[ * ]
17.3.3 Other manufacturing changes	[ * ]
17.4 New dosage strengths and formulation	[ * ]
18. Recall	[ * ]
18.3 Recall costs and expenses in EuropeanTerritory	[ * ]
19. Adverse Drug Experiences	[ * ] [ * ]
21.1 Term	[ * ]
21.1 Termination	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

11.

Section	Terms and amendments
for Cause and 21.2.1 Bankruptcy
21.2.2 Material Breach	[ * ]
21.3 Termination by Mutual Agreement	[ * ]
21.5 Effect of termination	[ * ]
22.1 Manner of giving notices	[ * ]
22.2 Addresses for Notices	[ * ]
23. Integration	[ * ]
24. Assignment	[ * ]
25.1 Governing law	[ * ]
25.2 Dispute resolution	[ * ]
25.3 Effect of commencing dispute resolution	[ * ]
26. Limitation of damages	[ * ]
27. Force majeure	[ * ]
28. Relationships of Parties	[ * ]
29. Severability	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

12.

Section	Terms and amendments
30. Non-waiver	[ * ]
31. Headings	[ * ]
32. Governing language	[ * ]
33. Execution	[ * ]
Schedule C	[ * ]
Amendment of May 23, 2006	[ * ]
Amendment of June 30, 2006	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

13.